Exhibit 99.5

ApolloMED and network medical management announce

transformational merger

GLENDALE, CA − (PR Newswire) – December 22, 2016 − Apollo Medical Holdings, Inc. ("ApolloMed" or “the Company”) (OTC: AMEH), an integrated population health management company, and Network Medical Management, Inc. (“NMM”), one of the largest healthcare Management Services Organizations (MSOs) in the United States, today announced that they have signed a definitive merger agreement pursuant to which the companies will combine in a stock-for-stock merger transaction.

On a pro forma basis, the combined organization, which will continue as Apollo Medical Holdings, would have had more than $330 million in revenues for the twelve months ended on December 31, 2015 and would provide medical management for over 700,000 patients through a network of over 3000 healthcare professionals and over 400 employees. The combination of ApolloMed and NMM brings together two leading, complementary healthcare organizations to form one of the nation’s largest integrated population health management companies, which will be well positioned for the ongoing transition of U.S. healthcare to value-based reimbursements.

Headquartered in Alhambra, CA and founded in 1994, NMM is a leading physician-led healthcare organization that delivers a sophisticated level of comprehensive healthcare management services to a client base consisting of health plans, independent practice associations (IPAs), hospitals, physicians and other health care networks. NMM currently is responsible for coordinating the care for over 600,000 covered patients in Southern, Central and Northern California through a network of ten IPAs with over 2000 contracted physicians.

Under the terms of the merger agreement, NMM shareholders will own 82% and ApolloMed shareholders will own 18% of issued and outstanding shares at closing, and are expected to be approximately 80% and 20% respectively on a fully diluted basis. Additionally, NMM has agreed to relinquish its redemption rights relating to preferred stock it owns in ApolloMed. The transaction was approved unanimously by the Board of Directors of both companies.

Upon closing of the transaction, Thomas Lam, M.D., current Chief Executive Officer of NMM, and Warren Hosseinion, M.D., will be Co-Chief Executive Officers of the combined company. Kenneth Sim, M.D., who currently serves as Chairman of NMM, will be Executive Chairman of Apollo Medical Holdings. Gary Augusta, current Executive Chairman of Apollo Medical Holdings, will be President, Mihir Shah will continue as Chief Financial Officer, and Hing Ang, current Chief Financial Officer of NMM will be the Chief Operating Officer. Adrian Vazquez, M.D. and Albert Young, M.D. will be Co-Chief Medical Officers. The Board of Directors will consist of nine directors, five appointees (including three independent directors) from NMM and four appointees (including two independent directors) from ApolloMed.

“We are excited to announce this strategic transaction with Network Medical Management to create one of the leading population health management companies in the nation,” stated Warren Hosseinion, M.D., Chief Executive Officer of Apollo Medical Holdings. “The merger will create a platform with a comprehensive suite of solutions for physicians, hospitals, health plans and accountable care organizations. We see tremendous growth opportunities ahead.”

“Our two organizations complement each other and will allow us to advance our integrated care delivery model,” stated Thomas Lam, M.D., Chief Executive Officer of Network Medical Management. “We look forward to the opportunity to combine the resources of both NMM and ApolloMed, and are really excited about the future.”

“Both of our organizations have a history of providing coordinated care that is cost effective and focused on outcomes,” stated Kenneth Sim, M.D., Chairman of Network Medical Management. “Through this combination, we will create an industry leader in the transition of U.S. healthcare to value-based reimbursements.”

“This merger is a transformative step in our growth strategy and for generating shareholder value,” stated Gary Augusta, Executive Chairman of Apollo Medical Holdings. “Having the necessary scale, leadership, technology operations and capital is essential in today’s U.S. healthcare delivery market. On behalf of the ApolloMed Board, we look forward to welcoming our new partners.”

Approvals

The transaction, which is expected to close in the first half of calendar year 2017, is subject to antitrust regulatory clearance and other closing conditions, as well as approval by ApolloMed and NMM shareholders.

Advisors

BofA Merrill Lynch is acting as exclusive financial advisor to ApolloMed. McDermott Will & Emery is serving as legal counsel to ApolloMed. Vantage Point Advisors is acting as exclusive financial advisor to Network Medical Management and the Law Offices of Tin Kin Lee served as NMM’s legal counsel.

About Apollo Medical Holdings, Inc.

Founded in 2001 and headquartered in Glendale, California, ApolloMed is an integrated population health management company committed to providing exceptional multi-disciplinary care in the communities it serves. ApolloMed is addressing the healthcare needs of its patients by leveraging its integrated healthcare delivery platform comprised of: ApolloMed Hospitalists, ApolloMed ACO (Accountable Care Organization), Maverick Medical Group (Independent Physician Association), Apollo Care Connect, Apollo Medical Management and Apollo Palliative Services. ApolloMed strives to improve medical outcomes with high-quality, cost-efficient care. For more information, please visit www.apollomed.net

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management's view of future expectations, plans and prospects for Apollo Medical Holdings, Inc. (“the Company”) and projections concerning the combined organization following the merger as to number of patients, healthcare professionals, employees and pro forma revenues as well as the merger creating a platform with a comprehensive suite of solutions.  In particular, words such as “predicts,” "believes," "expects," "intends," “seeks,” “estimates,” "plans," "anticipates,” and “is projected to” and similar conditional expressions and future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could” are intended to identify forward-looking statements.  In addition, our representatives may from time to time make oral forward-looking statements. Any such statements, other than those of historical fact, are forward-looking statements. Such statements are based on the current expectations and certain assumptions of the Company’s management. Such statements are subject to a variety of known and unknown risks, uncertainties and other factors, many of which are beyond the control of the Company, which could cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different than those that may be expressed or implied in such statements or anticipated on the basis of historical trends. For example, the expected timing and likelihood of completion of the pending merger, the occurrence of any event, change or circumstance that could give rise to termination of the merger agreement, the possibility that shareholders of NMM or stockholders of ApolloMed may not approve the merger agreement and related transaction, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the ability to realize the anticipated benefits of the proposed transaction, significant transaction costs and unknown liabilities, litigation or regulatory actions related to the proposed transaction, the nature and extent of future competition.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements may vary materially from those described in the relevant forward-looking statement as being expected, anticipated, intended, planned, believed, sought, estimated or projected. Unknown or unpredictable factors also could have material adverse effects on the Company’s future results.  The Company cannot guarantee future results, levels of activity, performance or achievements.  Accordingly, you should not place undue reliance on these forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update or revise these forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by the Company. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed under Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 and in any of the Company’s other subsequent Securities and Exchange Commission filings.

Additional Information about the Proposed Transaction and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. In connection with the proposed transaction, ApolloMed will prepare and file with the Securities and Exchange Commission ("SEC") a proxy statement and other documents with respect to the merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE. THESE ITEMS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the proxy statement and other relevant documents filed by ApolloMed with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ApolloMed with the SEC will also be available free of charge on ApolloMed’s website at www.apollomed.net.

ApolloMed and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ApolloMed’s shareholders in respect of the proposed transaction. Information regarding ApolloMed’s directors and executive officers, and additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction, if and when they become available. These documents will be available free of charge on the SEC's website and from ApolloMed using the sources indicated above.

FOR ADDITIONAL INFORMATION

ApolloMed

Gary Augusta

818-839-5200 or via email at gaugusta@apollomed.net